DEVCAP TRUST
                            DEVCAP Shared Return Fund


     Supplement dated October 30, 2001 to Prospectus dated November 28, 2000



      This is a supplement to the Prospectus dated November 28, 2000 for the DEVCAP Shared Return Fund (the "Fund"), a series of the DEVCAP Trust (the "Trust").

      The Board of Trustees of the Trust unanimously approved, on July 26, 2001, a Distribution and Service Plan for the Fund pursuant to which the Fund shall pay distribution and service fees on an annual basis of 0.25% of the average daily net assets of the Fund for its then-current fiscal year. The distribution and service fee would be paid by the Fund as compensation for costs and expenses incurred in connection with the distribution and sales of the Fund's shares and the provision of services to shareholders either to (i) the Fund's distributor, CBIS Financial Services, Inc. ("CBIS") or (ii) such other underwriters, dealers, brokers, banks and other selling or servicing entities and sales, marketing and servicing personnel of any of them which have entered into agreements with CBIS or the Fund for the marketing and sale of shares or the provision of shareholder or administrative services (collectively, including CBIS, the "Qualified Recipients").

      The Distribution and Service Plan would permit the payment for advertising expenses and the expenses of printing (excluding typesetting) and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature; expenses of sales employees or agents of the Qualified Recipients, including salary, commissions, travel and related expenses; and other distribution-related expenses.

      The Distribution and Service Plan requires approval of the Fund's shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on November 26, 2001. At this meeting, all persons who are shareholders of record of the Fund as of September 26, 2001, will be entitled to vote on the Distribution and Service Plan. Additional information about the proposed Distribution and Service Plan will be provided to Fund shareholders in proxy solicitation materials.


                                                              October 30, 2001